                                                                  EXHIBIT 10.24



THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OR CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAWS, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS.


                               GERON CORPORATION

                   SERIES C PREFERRED STOCK PURCHASE WARRANT

         This certifies that, in consideration for $100.00 and other value received, INVEMED ASSOCIATES, INC., or registered assigns, is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and at or prior to 11:59 pm., Pacific time, on June 30, 1999 (the "Expiration Time"), but not thereafter, to acquire from GERON CORPORATION, a Delaware corporation (the "Company"), in whole or from time to time in part, up to 9,296 fully paid and nonassessable shares of Series C Preferred Stock of the Company ("Warrant Stock") at a purchase price per share (the "Exercise Price") of $2.76. Such number of shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "Warrant Stock" and "Exercise Price" herein shall be deemed to include any such adjustment

1.       EXERCISE OF WARRANT

         The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part (subject to the limits stated in the next sentence), at any time and from time to time at or prior to the Expiration Time by the surrender of this Warrant and the Notice of Exercise form attached hereto duly executed to the office of the Company at 200 Constitution Drive, Menlo Park, CA 94025 (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Exercise Price for the shares thereby purchased (by cash or by check or bank draft payable to the order of the Company or by cancellation of indebtedness of the Company to the holder hereof, if any, at the time of exercise in an amount equal to the purchase price of the shares thereby purchased); whereupon the holder of this Warrant shall be entitled to receive from the Company a stock certificate in proper form representing the number of shares of Warrant Stock so purchased. The purchase rights represented by this Warrant shall not be exercised in part more than three times by any single holder or transferee, nor by the original holder of this Warrant for less than 20,000 shares of Warrant Stock.

2.       CONVERSION OF WARRANT

         The registered holder hereof shall have the right to convert this Warrant, in whole or in part, at any time and from time to time at or prior to the Expiration Time, by the surrender of this Warrant and the Notice of Conversion form attached hereto duly executed to the office of the Company at the address set forth in Section 1 hereof (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), into shares of Warrant Stock as provided in this Section 2. Upon exercise of this conversion right, the holder hereof shall be entitled to receive that number of shares of Warrant Stock of the Company equal to the quotient obtained by dividing [(A - B)(X)] by (A), where:

                 A = the Fair Market Value (as defined below) of one share of
                     Warrant Stock on the date of conversion of this Warrant.

                 B = the Exercise Price for one share of Warrant Stock under this Warrant.

                 X = the number of shares of Warrant Stock as to which this
                     Warrant is being converted.

         If the above calculation results in a negative number, then no shares of Warrant Stock shall be issued or issuable upon conversion of this Warrant.

         "Fair Market Value" of a share of Warrant Stock shall mean:

         (a) if the conversion right is being exercised in connection with a transaction specified in Section 10 hereof, the value of the consideration (determined, in the case of noncash consideration, in good faith by the Board of Directors of the Company) to be received pursuant to such transaction by the holder of one share of Warrant Stock;

         (b) if the conversion right is being exercised after the occurrence of an initial public offering of common stock of the Company ("Common Stock") in connection with which the Warrant Stock was converted into Common Stock in accordance with the Company's Restated Certificate of Incorporation (as amended and restated from time to time and including all designations of rights and preferences of preferred stock, the "Certificate"), the average of the high and low trading prices of a share of Common Stock as reported by the NASDAQ National Market (or equivalent recognized source of quotations) for the previous 20 trading days; or

         (c) in all other cases, the fair value as determined in good faith by the Company's Board of Directors.

         Upon conversion of this Warrant in accordance with this Section 2, the registered holder hereof shall be entitled to receive a certificate for the number of shares of Warrant Stock determined in accordance with the foregoing.

3.       ISSUANCE OF SHARES; NO FRACTIONAL SHARES OR SCRIP

         Certificates for shares purchased hereunder or issuable upon conversion hereof shall be delivered to the holder hereof within a reasonable time after the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof. The Company hereby represents and warrants that all shares of Warrant Stock which may be issued upon the exercise or conversion of this Warrant will, upon such exercise or conversion, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the holder of the Warrant Stock). The Company agrees that the shares so issued shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof. No fractional shares or scrip representing fractional shares shall be issued upon the exercise or conversion of this Warrant. With respect to any fraction of a share called for upon the exercise or conversion of this Warrant, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash or check to the holder of this Warrant.

4.       CHARGES, TAXES AND EXPENSES

         Issuance of certificates for shares of Warrant Stock upon the exercise or conversion of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Warrant Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise or conversion shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof.

5.       NO RIGHTS AS SHAREHOLDERS

         This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise or conversion hereof

6.       REGISTRATION RIGHTS

         The shares of Common Stock issuable upon conversion of the Warrant Stock issuable upon exercise or conversion of this Warrant shall be entitled to the registration rights set forth in that certain Investors' Rights Agreement dated as of June 29, 1994 between the Company and the parties listed on the signature pages thereto, and the holder hereof and the Company hereby agree to be bound by all the provisions of such Agreement which relate to registration rights, including without limitation the provisions of Section 1 thereof, as if the holder hereof was a "Holder" of "Registrable Securities" as those terms are defined in such Agreement.

7.       EXCHANGE AND REGISTRY OF WARRANT

         This Warrant is exchangeable, upon the surrender hereof by the registered holder at the above-mentioned office or agency of the Company for a new Warrant of like tenor and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer, exercise or conversion, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry

8.       LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT


         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

9.       SATURDAYS, SUNDAYS AND HOLIDAYS

         If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

10.      MERGER, SALE OF ASSETS, ETC.

         If at any time the Company proposes to merge or consolidate with or into any other corporation, effect any reorganization, or sell or convey all or substantially all of its assets to any other entity, in a transaction in which the shareholders of the Company immediately before the transaction will own immediately after the transaction less than a majority of the outstanding voting securities of the entity (or its parent) succeeding to the business of the Company, then the Company shall give the holder of this Warrant 20 days' prior written notice of the proposed effective date of such transaction, and if this Warrant has not been exercised or converted by or on the effective date of such transaction, it shall terminate.

11.      RECLASSIFICATION, CONVERSION, ETC.

         If the Company at any time shall, by reclassification of securities or otherwise, change the Warrant Stock into the same or a different number of securities of any class or classes, including, without limitation, conversion of the Warrant Stock into Common Stock in accordance with the Certificate upon an initial public offering or otherwise, this Warrant shall thereafter entitle the holder to acquire such number and kind of securities as would have been issuable in respect of the Warrant Stock (or other securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change) as the result of such change if this Warrant had been exercised in full for cash immediately prior to such change. The Exercise Price hereunder shall be adjusted if and to the extent necessary to reflect such change. If the Warrant Stock or other securities issuable upon exercise or conversion hereof are subdivided or combined into a greater or smaller number of shares of such security, the number of shares issuable hereunder shall be proportionately increased or decreased, as the case may be, and the Exercise Price shall be proportionately reduced or increased, as the case may be, in both cases according to the ratio which the total number of shares of such security to be outstanding immediately after such event bears to the total number of shares of such security outstanding immediately prior to such event. The Company shall give the holder prompt written notice of any change in the type of securities issuable hereunder, any adjustment of the Exercise Price for the securities issuable hereunder, and any increase or decrease in the number of shares issuable hereunder.

12.      CERTAIN ADJUSTMENTS

         In order to ensure that the antidilution provisions of the Certificate, which are set forth in Section 4 of Article IV thereof, are applied to the Warrant Stock issuable hereunder from the date of this Warrant through the date on which the Warrant Stock is converted into Common Stock or otherwise reclassified in accordance with the Certificate:

                 (a) the maximum number of shares of Warrant Stock issuable upon exercise of this Warrant shall be deemed to be issued and outstanding from and after the date of this Warrant for purposes of Section 4 of Article IV of the Certificate, and the holder of this Warrant shall be given the full benefit of any anti-dilution adjustments to the Conversion Price (as defined in the Certificate) of the Series C Preferred Stock; and

                 (b) in the event that the Company is required to give any notice to holders of Preferred Stock under any provision of the Certificate, then in each such case such notice also shall be delivered to the holder of this Warrant in like manner and form.

13.      TRANSFERABILITY

         Prior to the Expiration Time and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable by the holder hereof, in whole or in part, at the office or agency of the Company referred to in Section 1 hereof, to any affiliate or constituent partner of the holder.
Any such transfer shall be made in person or by the holder's duly authorized attorney, upon surrender of this Warrant together with the Assignment Form attached hereto properly endorsed.

14.      REPRESENTATIONS AND WARRANTIES

         The Company hereby represents and warrants to the holder hereof that:

                 (a) during the period this Warrant is outstanding, the Company will reserve from its authorized and unissued Series C Preferred Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant;

                 (b) during the period this Warrant or the Warrant Stock issuable hereunder is outstanding, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon conversion of the Warrant Stock issuable upon exercise or conversion of this Warrant;

                 (c) the issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Warrant Stock issuable upon exercise or conversion of this Warrant;

                 (d) the Company has all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Warrant Stock hereunder, to issue the Common Stock issuable upon conversion of the Warrant Stock and to carry out and perform its obligations under the terms of this Warrant; and

                 (e) all corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Warrant by the Company, the authorization, sale, issuance and delivery of the Warrant Stock and the Common Stock issuable upon conversion of the Warrant Stock, the grant of registration rights as provided herein and the performance of the Company's obligations hereunder has been taken;

                 (f) the Warrant Stock and the Common Stock issuable upon conversion of the Warrant Stock, when issued in compliance with the provisions of this Warrant and the Articles, will be validly issued, fully paid and nonassessable, and free of any liens or encumbrances, and will be issued in compliance with all applicable federal and state securities laws; and

                 (g) the issuance of the Warrant Stock and the Common Stock issuable upon conversion of the Warrant Stock will not be subject to any preemptive rights, rights of first refusal or similar rights.

15.      COOPERATION

         The Company will not, by amendment of its Articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against impairment.

16.      GOVERNING LAW

         This Warrant shall be governed by and construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers.


Dated:    June 29, 1994
                                             GERON CORPORATION

                                             By  /s/ Jeryl L. Hilleman
                                                 ----------------------------
                                             Title  Vice President
                                                    -------------------------

ACCEPTED:  8-2, 1994
           ------------------

INVEMED ASSOCIATES, INC.

By   /s/ Christina H. Kepner
     ------------------------
Its  Executive Vice President
     ------------------------

                               NOTICE OF EXERCISE

To:      Geron Corporation

         (1) The undersigned hereby elects to purchase __________ shares of Series C Preferred Stock of Geron Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

         (2) Please issue a certificate or certificates representing said shares of Series C Preferred Stock in the name of the undersigned or in such other name as is specified below:



                           _________________________
                                     (Name)


                           _________________________
                                   (Address)


         (3) The undersigned represents that the aforesaid shares of Series C Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

         (4) The undersigned accepts such shares of Series C Preferred Stock subject to the terms of the Series C Preferred Stock Purchase Agreement and Investors' Rights Agreement dated as of June 29, 1994.


_________________________                          _________________________
        (Date)                                             (Signature)

                              NOTICE OF CONVERSION

To:      Geron Corporation

         (1) The undersigned hereby elects to convert the attached Warrant into such number of shares of Series C Preferred Stock of Geron Corporation as is determined pursuant to Section 3 of such Warrant, which conversion shall be effected pursuant to the terms of the attached Warrant.

         (2) Please issue a certificate or certificates representing said shares of Series C Preferred Stock in the name of the undersigned or in such other name as is specified below:



                           _________________________
                                     (Name)


                           _________________________
                                    (Address)




         (3) The undersigned represents that the aforesaid shares of Series C Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

         (4) The undersigned accepts such shares of Series C Preferred Stock subject to the terms of the Series C Preferred Stock Purchase Agreement and Investors' Rights Agreement dated as of June 29, 1994.





_________________________                          _________________________
        (Date)                                             (Signature)

                                ASSIGNMENT FORM

    (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)


         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


________________________________________________________________________________
                                     (Please Print)

whose address is_______________________________________________________________
                                     (Please Print)

                   Dated:______________________________________________________

                   Holder's Signature:_________________________________________

                   Holder's Address:___________________________________________

                                    ___________________________________________

Guaranteed Signature:__________________________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OR CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAWS, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS.

                               GERON CORPORATION

                   SERIES C PREFERRED STOCK PURCHASE WARRANT

         This certifies that, in consideration for $100.00 and other value received, CHRISTINA H. KEPNER, or registered assigns, is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and at or prior to 11:59 pm., Pacific time, on June 30, 1999 (the "Expiration Time"), but not thereafter, to acquire from GERON CORPORATION, a Delaware corporation (the "Company"), in whole or from time to time in part, up to 1,641 fully paid and nonassessable shares of Series C Preferred Stock of the Company ("Warrant Stock") at a purchase price per share (the "Exercise Price") of $2.76. Such number of shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "Warrant Stock" and "Exercise Price" herein shall be deemed to include any such adjustment.

1.       EXERCISE OF WARRANT

         The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part (subject to the limits stated in the next sentence), at any time and from time to time at or prior to the Expiration Time by the surrender of this Warrant and the Notice of Exercise form attached hereto duly executed to the office of the Company at 200 Constitution Drive, Menlo Park, CA 94025 (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Exercise Price for the shares thereby purchased (by cash or by check or bank draft payable to the order of the Company or by cancellation of indebtedness of the Company to the holder hereof, if any, at the time of exercise in an amount equal to the purchase price of the shares thereby purchased); whereupon the holder of this Warrant shall be entitled to receive from the Company a stock certificate in proper form representing the number of shares of Warrant Stock so purchased. The purchase rights represented by this Warrant shall not be exercised in part more than three times by any single holder or transferee, nor by the original holder of this Warrant for less than 20,000 shares of Warrant Stock.

2.       CONVERSION OF WARRANT

         The registered holder hereof shall have the right to convert this Warrant, in whole or in part, at any time and from time to time at or prior to the Expiration Time, by the surrender of this Warrant and the Notice of Conversion form attached hereto duly executed to the office of the Company at the address set forth in Section 1 hereof (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), into shares of Warrant Stock as provided in this Section 2. Upon exercise of this conversion right, the holder hereof shall be entitled to receive that number of shares of Warrant Stock of the Company equal to the quotient obtained by dividing [(A - B)(X)] by (A), where:

                 A = the Fair Market Value (as defined below) of one share of
                     Warrant Stock on the date of conversion of this Warrant.

                 B = the Exercise Price for one share of Warrant Stock under this Warrant.

                 X = the number of shares of Warrant Stock as to which this
                     Warrant is being converted.

         If the above calculation results in a negative number, then no shares of Warrant Stock shall be issued or issuable upon conversion of this Warrant.

         "Fair Market Value" of a share of Warrant Stock shall mean:

         (a) if the conversion right is being exercised in connection with a transaction specified in Section 10 hereof, the value of the consideration (determined, in the case of noncash consideration, in good faith by the Board of Directors of the Company) to be received pursuant to such transaction by the holder of one share of Warrant Stock;

         (b) if the conversion right is being exercised after the occurrence of an initial public offering of common stock of the Company ("Common Stock") in connection with which the Warrant Stock was converted into Common Stock in accordance with the Company's Restated Certificate of Incorporation (as amended and restated from time to time and including all designations of rights and preferences of preferred stock, the "Certificate"), the average of the high and low trading prices of a share of Common Stock as reported by the NASDAQ National Market (or equivalent recognized source of quotations) for the previous 20 trading days; or

         (c) in all other cases, the fair value as determined in good faith by the Company's Board of Directors.

         Upon conversion of this Warrant in accordance with this Section 2, the registered holder hereof shall be entitled to receive a certificate for the number of shares of Warrant Stock determined in accordance with the foregoing.

3.       ISSUANCE OF SHARES; NO FRACTIONAL SHARES OR SCRIP

         Certificates for shares purchased hereunder or issuable upon conversion hereof shall be delivered to the holder hereof within a reasonable time after the date on which this Warrant shall have been exercised or convened in accordance with the terms hereof. The Company hereby represents and warrants that all shares of Warrant Stock which may be issued upon the exercise or conversion of this Warrant will, upon such exercise or conversion, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the holder of the Warrant Stock). The Company agrees that the shares so issued shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof. No fractional shares or scrip representing fractional shares shall be issued upon the exercise or conversion of this Warrant. With respect to any fraction of a share called for upon the exercise or conversion of this Warrant, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash or check to the holder of this Warrant.

4.       CHARGES, TAXES AND EXPENSES

         Issuance of certificates for shares of Warrant Stock upon the exercise or conversion of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Warrant Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise or conversion shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof.

5.       NO RIGHTS AS SHAREHOLDERS

         This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise or conversion hereof.

6.       REGISTRATION RIGHTS

         The shares of Common Stock issuable upon conversion of the Warrant Stock issuable upon exercise or conversion of this Warrant shall be entitled to the registration rights set forth in that certain Investors' Rights Agreement dated as of June 29, 1994 between the Company and the parties listed on the signature pages thereto, and the holder hereof and the Company hereby agree to be bound by all the provisions of such Agreement which relate to registration rights, including without limitation the provisions of Section 1 thereof, as if the holder hereof was a "Holder" of "Registrable Securities" as those terms are defined in such Agreement.

7.       EXCHANGE AND REGISTRY OF WARRANT

         This Warrant is exchangeable, upon the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer, exercise or conversion, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

8.       LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

9.       SATURDAYS, SUNDAYS AND HOLIDAYS

         If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

10.      MERGER, SALE OF ASSETS, ETC.

         If at any time the Company proposes to merge or consolidate with or into any other corporation, effect any reorganization, or sell or convey all or substantially all of its assets to any other entity, in a transaction in which the shareholders of the Company immediately before the transaction will own immediately after the transaction less than a majority of the outstanding voting securities of the entity (or its parent) succeeding to the business of the Company, then the Company shall give the holder of this Warrant 20 days' prior written notice of the proposed effective date of such transaction, and if this Warrant has not been exercised or converted by or on the effective date of such transaction, it shall terminate.

11.      RECLASSIFICATION, CONVERSION, ETC.

         If the Company at any time shall, by reclassification of securities or otherwise, change the Warrant Stock into the same or a different number of securities of any class or classes, including, without limitation, conversion of the Warrant Stock into Common Stock in accordance with the Certificate upon an initial public offering or otherwise, this Warrant shall thereafter entitle the holder to acquire such number and kind of securities as would have been issuable in respect of the Warrant Stock (or other securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change) as the result of such change if this Warrant had been exercised in full for cash immediately prior to such change. The Exercise Price hereunder shall be adjusted if and to the extent necessary to reflect such change. If the Warrant Stock or other securities issuable upon exercise or conversion hereof are subdivided or combined into a greater or smaller number of shares of such security, the number of shares issuable hereunder shall be proportionately increased or decreased, as the case may be, and the Exercise Price shall be proportionately reduced or increased, as the case may be, in both cases according to the ratio which the total number of shares of such security to be outstanding immediately after such event bears to the total number of shares of such security outstanding immediately prior to such event. The Company shall give the holder prompt written notice of any change in the type of securities issuable hereunder, any adjustment of the Exercise Price for the securities issuable hereunder, and any increase or decrease in the number of shares issuable hereunder.

12.      CERTAIN ADJUSTMENTS

         In order to ensure that the antidilution provisions of the Certificate, which are set forth in Section 4 of Article IV thereof, are applied to the Warrant Stock issuable hereunder from the date of this Warrant through the date on which the Warrant Stock is converted into Common Stock or otherwise reclassified in accordance with the Certificate:

                 (a) the maximum number of shares of Warrant Stock issuable upon exercise of this Warrant shall be deemed to be issued and outstanding from and after the date of this Warrant for purposes of Section 4 of Article IV of the Certificate, and the holder of this Warrant shall be given the full benefit of any anti-dilution adjustments to the Conversion Price (as defined in the Certificate) of the Series C Preferred Stock; and

                 (b) in the event that the Company is required to give any notice to holders of Preferred Stock under any provision of the Certificate, then in each such case such notice also shall be delivered to the holder of this Warrant in like manner and form.

13.      TRANSFERABILITY

         Prior to the Expiration Time and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable by the holder hereof, in whole or in part, at the office or agency of the Company referred to in Section 1 hereof, to any affiliate or constituent partner of the holder.
Any such transfer shall be made in person or by the holder's duly authorized attorney, upon surrender of this Warrant together with the Assignment Form attached hereto properly endorsed.

14.      REPRESENTATIONS AND WARRANTIES

         The Company hereby represents and warrants to the holder hereof that:

                 (a) during the period this Warrant is outstanding, the Company will reserve from its authorized and unissued Series C Preferred Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant;

                 (b) during the period this Warrant or the Warrant Stock issuable hereunder is outstanding, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon conversion of the Warrant Stock issuable upon exercise or conversion of this Warrant;

                 (c) the issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Warrant Stock issuable upon exercise or conversion of this Warrant;

                 (d) the Company has all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Warrant Stock hereunder, to issue the Common Stock issuable upon conversion of the Warrant Stock and to carry out and perform its obligations under the terms of this Warrant; and

                 (e) all corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Warrant by the Company, the authorization, sale, issuance and delivery of the Warrant Stock and the Common Stock issuable upon conversion of the Warrant Stock, the grant of registration rights as provided herein and the performance of the Company's obligations hereunder has been taken;

                 (f) the Warrant Stock and the Common Stock issuable upon conversion of the Warrant Stock, when issued in compliance with the provisions of this Warrant and the Articles, will be validly issued, fully paid and nonassessable, and free of any liens or encumbrances, and will be issued in compliance with all applicable federal and state securities laws; and

                 (g) the issuance of the Warrant Stock and the Common Stock issuable upon conversion of the Warrant Stock will not be subject to any preemptive rights, rights of first refusal or similar rights.

15.      COOPERATION

         The Company will not, by amendment of its Articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against impairment.

16.    GOVERNING LAW

       This Warrant shall be governed by and construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers.

Dated:   June 29, 1994



                                           GERON CORPORATION

                                          By  /s/ Jeryl L. Hilleman
                                              ---------------------------
                                          Title  Vice President
                                                -------------------------
ACCEPTED: 8-2, 1994
          ---------
CRISTINA H. KEPNER

/s/ CRISTINA H. KEPNER
- ----------------------

                               NOTICE OF EXERCISE

To:      Geron Corporation

         (1) The undersigned hereby elects to purchase _________ shares of Series C Preferred Stock of Geron Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

         (2) Please issue a certificate or certificates representing said shares of Series C Preferred Stock in the name of the undersigned or in such other name as is specified below:



                         ______________________________
                                     (Name)


                         ______________________________
                                    (Address)

         (3) The undersigned represents that the aforesaid shares of Series C Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

         (4) The undersigned accepts such shares of Series C Preferred Stock subject to the terms of the Series C Preferred Stock Purchase Agreement and Investors' Rights Agreement dated as of June 29, 1994.


______________________________                  ______________________________
           (Date)                                         (Signature)

                              NOTICE OF CONVERSION

To:      Geron Corporation

         (1) The undersigned hereby elects to convert the attached Warrant into such number of shares of Series C Preferred Stock of Geron Corporation as is determined pursuant to Section 3 of such Warrant, which conversion shall be effected pursuant to the terms of the attached Warrant.

         (2) Please issue a certificate or certificates representing said shares of Series C Preferred Stock in the name of the undersigned or in such other name as is specified below:



                         ______________________________
                                     (Name)


                         ______________________________
                                   (Address)


         (3) The undersigned represents that the aforesaid shares of Series C Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

         (4) The undersigned accepts such shares of Series C Preferred Stock subject to the terms of the Series C Preferred Stock Purchase Agreement and Investors' Rights Agreement dated as of June 29, 1994.



______________________________                  ______________________________
           (Date)                                         (Signature)

                                ASSIGNMENT FORM

     (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)


         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to



________________________________________________________________________________
                                        (Please Print)

whose address is________________________________________________________________
                                        (Please Print)


             Dated:____________________________________________________________

             Holder's Signature:_______________________________________________

             Holder's Address:_________________________________________________

                              _________________________________________________


Guaranteed Signature:__________________________________________________________





NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OR CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAWS, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS.

                               GERON CORPORATION

                   SERIES C PREFERRED STOCK PURCHASE WARRANT

        This certifies that, in consideration for $100.00 and other value received, FRAZIER SECURITIES, L.P., a Delaware limited partnership, or registered assigns, is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and at or prior to 11:59 pm., Pacific time, on June 30, 1999 (the "Expiration Time"), but not thereafter, to acquire from GERON CORPORATION, a Delaware corporation (the "Company"), in whole or from time to time in part, up to 20,313 fully paid and nonassessable shares of Series C Preferred Stock of the Company ("Warrant Stock") at a purchase price per share (the "Exercise Price") of $2.76. Such number of shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "Warrant Stock" and "Exercise Price" herein shall be deemed to include any such adjustment.

1.       EXERCISE OF WARRANT

         The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part (subject to the limits stated in the next sentence), at any time and from time to time at or prior to the Expiration Time by the surrender of this Warrant and the Notice of Exercise form attached hereto duly executed to the office of the Company at 200 Constitution Drive, Menlo Park, CA 94025 (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Exercise Price for the shares thereby purchased (by cash or by check or bank draft payable to the order of the Company or by cancellation of indebtedness of the Company to the holder hereof, if any, at the time of exercise in an amount equal to the purchase price of the shares thereby purchased); whereupon the holder of this Warrant shall be entitled to receive from the Company a stock certificate in proper form representing the number of shares of Warrant Stock so purchased. The purchase rights represented by this Warrant shall not be exercised in part more than three times by any single holder or transferee, nor by the original holder of this Warrant for less than 20,000 shares of Warrant Stock.

2.       CONVERSION OF WARRANT

         The registered holder hereof shall have the right to convert this Warrant, in whole or in part, at any time and from time to time at or prior to the Expiration Time, by the surrender of this Warrant and the Notice of Conversion form attached hereto duly executed to the office of the Company at the address set forth in Section 1 hereof (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), into shares of Warrant Stock as provided in this Section 2. Upon exercise of this conversion right, the holder hereof shall be entitled to receive that number of shares of Warrant Stock of the Company equal to the quotient obtained by dividing [(A - B)(X)] by (A), where:

              A = the Fair Market Value (as defined below) of one share of Warrant Stock on the date of conversion of this Warrant.

              B = the Exercise Price for one share of Warrant Stock under this Warrant.

              X = the number of shares of Warrant Stock as to which this Warrant is being converted.

         If the above calculation results in a negative number, then no shares of Warrant Stock shall be issued or issuable upon conversion of this Warrant.

         "Fair Market Value" of a share of Warrant Stock shall mean:

         (a) if the conversion right is being exercised in connection with a transaction specified in Section 10 hereof, the value of the consideration (determined, in the case of noncash consideration, in good faith by the Board of Directors of the Company) to be received pursuant to such transaction by the holder of one share of Warrant Stock;

         (b) if the conversion right is being exercised after the occurrence of an initial public offering of common stock of the Company ("Common Stock") in connection with which the Warrant Stock was converted into Common Stock in accordance with the Company's Restated Certificate of Incorporation (as amended and restated from time to time and including ail designations of rights and preferences of preferred stock, the "Certificate"), the average of the high and low trading prices of a share of Common Stock as reported by the NASDAQ National Market (or equivalent recognized source of quotations) for the previous 20 trading days; or

         (c) in all other cases, the fair value as determined in good faith by the Company's Board of Directors.

         Upon conversion of this Warrant in accordance with this Section 2, the registered holder hereof shall be entitled to receive a certificate for the number of shares of Warrant Stock determined in accordance with the foregoing.

3.       ISSUANCE OF SHARES:  NO FRACTIONAL SHARES OR SCRIP

        Certificates for shares purchased hereunder or issuable upon conversion hereof shall be delivered to the holder hereof within a reasonable time after the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof. The Company hereby represents and warrants that all shares of Warrant Stock which may be issued upon the exercise or conversion of this Warrant will, upon such exercise or conversion, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the holder of the Warrant Stock). The Company agrees that the shares so issued shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof. No fractional shares or scrip representing fractional shares shall be issued upon the exercise or conversion of this Warrant. With respect to any fraction of a share called for upon the exercise or conversion of this Warrant, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash or check to the holder of this Warrant.

4.       CHARGES, TAXES AND EXPENSES

        Issuance of certificates for shares of Warrant Stock upon the exercise or conversion of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this
Warrant: provided, however, that in the event certificates for shares of Warrant Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise or conversion shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof.

5.       NO RIGHTS AS SHAREHOLDERS

        This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise or conversion hereof.

6.       REGISTRATION RIGHTS

        The shares of Common Stock issuable upon conversion of the Warrant Stock issuable upon exercise or conversion of this Warrant shall be entitled to the registration rights set forth in that certain Investors' Rights Agreement dated as of June 29, 1994 between the Company and the parties listed on the signature pages thereto, and the holder hereof and the Company hereby agree to be bound by all the provisions of such Agreement which relate to registration rights, including without limitation the provisions of Section 1 thereof, as if the holder hereof was a "Holder" of "Registrable Securities" as those terms are defined in such Agreement.

7.       EXCHANGE AND REGISTRY OF WARRANT

         This Warrant is exchangeable, upon the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer, exercise or conversion, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

8.     LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

        Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

9.     SATURDAYS, SUNDAYS AND HOLIDAYS

        If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

10.    MERGER, SALE OF ASSETS, ETC.

       If at any time the Company proposes to merge or consolidate with or into any other corporation, effect any reorganization, or sell or convey all or substantially all of its assets to any other entity, in a transaction in which the shareholders of the Company immediately before the transaction will own immediately after the transaction less than a majority of the outstanding voting securities of the entity (or its parent) succeeding to the business of the Company, then the Company shall give the holder of this Warrant 20 days' prior written notice of the proposed effective date of such transaction, and if this Warrant has not been exercised or converted by or on the effective date of such transaction, it shall terminate.

11.    RECLASSIFICATION, CONVERSION, ETC.

       If the Company at any time shall, by reclassification of securities or otherwise, change the Warrant Stock into the same or a different number of securities of any class or classes, including, without limitation, conversion of the Warrant Stock into Common Stock in accordance with the Certificate upon an initial public offering or otherwise, this Warrant shall thereafter entitle the holder to acquire such number and kind of securities as would have been issuable in respect of the Warrant Stock (or other securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change) as the result of such change if this Warrant had been exercised in full for cash immediately prior to such change. The Exercise Price hereunder shall be adjusted if and to the extent necessary to reflect such change. If the Warrant Stock or other securities issuable upon exercise or conversion hereof are subdivided or combined into a greater or smaller number of shares of such security the number of shares issuable hereunder shall be proportionately increased or decreased, as the case may be, and the Exercise Price shall be proportionately reduced or increased, as the case may be, in both cases according to the ratio which the total number of shares of such security to be outstanding immediately after such event bears to the total number of shares of such security outstanding immediately prior to such event. The Company shall give the holder prompt written notice of any change in the type of securities issuable hereunder, any adjustment of the Exercise Price for the securities issuable hereunder, and any increase or decrease in the number of shares issuable hereunder.

12.      CERTAIN ADJUSTMENTS

         In order to ensure that the antidilution provisions of the Certificate, which are set forth in Section 4 of Article IV thereof, are applied to the Warrant Stock issuable hereunder from the date of this Warrant through the date on which the Warrant Stock is converted into Common Stock or otherwise reclassified in accordance with the Certificate:

              (a) the maximum number of shares of Warrant Stock issuable upon exercise of this Warrant shall be deemed to be issued and outstanding from and after the date of this Warrant for purposes of Section 4 of Article IV of the Certificate, and the holder of this Warrant shall be given the full benefit of any anti-dilution adjustments to the Conversion Price (as defined in the Certificate) of the Series C Preferred Stock; and

              (b) in the event that the Company is required to give any notice to holders of Preferred Stock under any provision of the Certificate, then in each such case such notice also shall be delivered to the holder of this Warrant in like manner and form.

13.      TRANSFERABILITY

         Prior to the Expiration Time and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable by the holder hereof, in whole or in part, at the office or agency of the Company referred to in Section 1 hereof, to any affiliate or constituent partner of the holder.
Any such transfer shall be made in person or by the holder's duly authorized attorney, upon surrender of this Warrant together with the Assignment Form attached hereto properly endorsed.

14.      REPRESENTATIONS AND WARRANTIES

         The Company hereby represents and warrants to the holder hereof that:

              (a) during the period this Warrant is outstanding, the Company will reserve from its authorized and unissued Series C Preferred Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant;

              (b) during the period this Warrant or the Warrant Stock issuable hereunder is outstanding, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon conversion of the Warrant Stock issuable upon exercise or conversion of this Warrant;

              (c) the issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Warrant Stock issuable upon exercise or conversion of this Warrant;

              (d) the Company has all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Warrant Stock hereunder, to issue the Common Stock issuable upon conversion of the Warrant Stock and to carry out and perform its obligations under the terms of this Warrant; and

              (e) all corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Warrant by the Company, the authorization, sale, issuance and delivery of the Warrant Stock and the Common Stock issuable upon conversion of the Warrant Stock, the grant of registration rights as provided herein and the performance of the Company's obligations hereunder has been taken;

              (f) the Warrant Stock and the Common Stock issuable upon conversion of the Warrant Stock, when issued in compliance with the provisions of this Warrant and the Articles, will be validly issued, fully paid and nonassessable, and free of any liens or encumbrances, and will be issued in compliance with all applicable federal and state securities laws; and

              (g) the issuance of the Warrant Stock and the Common Stock issuable upon conversion of the Warrant Stock will not be subject to any preemptive rights, rights of first refusal or similar rights.

15.     COOPERATION

        The Company will not, by amendment of its Articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against impairment.

16.     GOVERNING LAW

        This Warrant shall be governed by and construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers.

Dated:    June 29, 1994

                               GERON CORPORATION


                               By /s/ Ronald Eastman
                                  -----------------------------------


                               Title      President & CEO
                                     --------------------------------

ACCEPTED:                     , 1994
          --------------------
FRAZIER SECURITIES, L.P.

By _________________________________

     Jon N. Gilbert, Vice President

                               NOTICE OF EXERCISE

To:      Geron Corporation

         (1) The undersigned hereby elects to purchase __________ shares of Series C Preferred Stock of Geron Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any

         (2) Please issue a certificate or certificates representing said shares of Series C Preferred Stock in the name of the undersigned or in such other name as is specified below:


                        ___________________________________
                                     (Name)

                        ___________________________________
                                   (Address)

         (3) The undersigned represents that the aforesaid shares of Series C Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

         (4) The undersigned accepts such shares of Series C Preferred Stock subject to the terms of the Series C Preferred Stock Purchase Agreement and Investors' Rights Agreement dated as of June 29, 1994.

____________________                              __________________________
      (Date)                                             (Signature)

                              NOTICE OF CONVERSION

To:      Geron Corporation

         (1) The undersigned hereby elects to convert the attached Warrant into such number of shares of Series C Preferred Stock of Geron Corporation as is determined pursuant to Section 3 of such Warrant, which conversion shall be effected pursuant to the terms of the attached Warrant.

         (2) Please issue a certificate or certificates representing said shares of Series C Preferred Stock in the name of the undersigned or in such other name as is specified below:


                        ___________________________________
                                     (Name)

                        ___________________________________
                                   (Address)

         (3) The undersigned represents that the aforesaid shares of Series C Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

         (4) The undersigned accepts such shares of Series C Preferred Stock subject to the terms of the Series C Preferred Stock Purchase Agreement and Investors' Rights Agreement dated as of June 29. 1994.

__________________                            ___________________________
    (Date)                                           (Signature)